MOBIL CORPORATION


         I, G. G. GARNEY, Senior Assistant Secretary of MOBIL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, DO HEREBY CERTIFY that at a duly constituted meeting of the Board of Directors of MOBIL CORPORATION held on February 28, 1997, at which meeting a quorum was present, the following resolution was approved:


         RESOLVED, that the Corporation's 1996 Annual Report on Form 10-K in substantially the form presented at this meeting, be and the same hereby is approved, and that the officers of the Corporation be and they and each of them hereby are authorized to sign and file such Report, including any amendments to such annual report on Form 10-K, on behalf of the Corporation with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges as may be necessary and appropriate, with such changes or amendments therein, if any, as may be approved by the officer or officers signing the same, which changes or amendments are hereby expressly approved.


         I further certify that the foregoing resolution is still in full force and effect.

         IN TESTIMONY WHEREOF, I have signed my name and affixed the Corporate Seal at Fairfax, VA this 12th day of March, 1997.


                                                   /s/ G. G. Garney
                                                   G. G. Garney
                                                   Senior Assistant Secretary





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                              MOBIL CORPORATION

                              POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of Mobil Corporation, a Delaware corporation, hereby constitutes and appoints WALTER R. ARNHEIM, M. FRANCES KEETH, CHARLES H. DuBOIS and GORDON G. GARNEY his or her true and lawful attorneys-in-fact and agents to execute in his or her name and capacity the 1996 annual report on Form 10-K of this Corporation and any amendments to such annual report with all exhibits thereto, and any and all documents in connection therewith pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, each of such persons having full power to act without the others;


         AND FURTHER, that each of the undersigned directors and/or officers of the Corporation hereby grants to said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.


         IN WITNESS WHEREOF, the undersigned, as directors and/or officers of said Mobil Corporation or as individuals, have here- unto set their hands and seals as of the 28th day of February, 1997.



NAME AND TITLE
                                        /s/ Lucio A. Noto
                                        Lucio A. Noto, Director, Chairman
                                        of the Board, Principal Executive
                                        Officer



NAME AND TITLE
                                        /s/Thomas C. DeLoach, Jr.
                                        Thomas C. DeLoach, Jr., Senior Vice
                                        President, Principal Financial Officer



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                                    -2-




NAME AND TITLE
                                        /s/ M. Frances Keeth
                                        M. Frances Keeth, Controller,
                                        Principal Accounting Officer



NAME AND TITLE
                                        /s/ Lewis M. Branscomb
                                        Lewis M. Branscomb, Director



NAME AND TITLE
                                        /s/ Donald V. Fites
                                        Donald V. Fites, Director



NAME AND TITLE
                                        /s/ Charles A. Heimbold, Jr.
                                        Charles A. Heimbold, Jr., Director



NAME AND TITLE
                                        /s/ Paul J. Hoenmans
                                        Paul J. Hoenmans, Director



NAME AND TITLE
                                        /s/ Allen F. Jacobson
                                        Allen F. Jacobson, Director



NAME AND TITLE
                                        /s/ Samuel C. Johnson
                                        Samuel C. Johnson, Director



NAME AND TITLE
                                        /s/ Helene L. Kaplan
                                        Helene L. Kaplan, Director



NAME AND TITLE
                                        /s/ J. Richard Munro
                                        J. Richard Munro, Director



NAME AND TITLE
                                        /s/ Aulana L. Peters
                                        Aulana L. Peters, Director

NAME AND TITLE
                                        /s/ Eugene A. Renna
                                        Eugene A. Renna, Director



NAME AND TITLE
                                        /s/ Charles S. Sanford, Jr.
                                        Charles S. Sanford, Jr., Director



NAME AND TITLE
                                        /s/ Robert G. Schwartz
                                        Robert G. Schwartz, Director



NAME AND TITLE
                                        /s/ Robert O. Swanson
                                        Robert O. Swanson, Director



NAME AND TITLE
                                        /s/ Iain D. T. Vallance
                                        Iain D. T. Vallance, Director